                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE
             METLIFE OF CT FUND UL II FOR VARIABLE LIFE INSURANCE*

                                   MARKETLIFE
                       METLIFE VARIABLE SURVIVORSHIP LIFE


                         SUPPLEMENT DATED MARCH 4, 2008

             TO THE PROSPECTUSES DATED MAY 2, 2005 (AS SUPPLEMENTED)


This supplement revises certain information set forth in the prospectus supplement dated December 27, 2007 that we recently sent to you. The revision pertains to the proposed substitution of shares of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund, Inc. for shares of the Janus Worldwide Growth Portfolio of the Janus Aspen Series. Please note that all MarketLife and MetLife Variable Survivorship Life policies will be substituted into the Class A shares of the Oppenheimer Global Equity Portfolio, regardless of the policy's issue date.

Please refer to the prospectus supplement dated December 27, 2007 for additional information about the proposed substitutions.




THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



----------
* MetLife of CT Fund UL II for Variable Life Insurance was formerly a separate account of MetLife Life and Annuity Company of Connecticut.